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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 23, 2001
                Date of Report (date of earliest event reported)


                     BERTHEL FISHER & COMPANY LEASING, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


              IOWA                     33-98346C                 42-1312639
              ----                     ---------                 ----------
(State of Other Jurisdiction of      (Commission F              (IRS Employer
Incorporation or Organization)          Number)              Identification No.)


                        701 TAMA STREET MARION IOWA 52302
                        ---------------------------------
                    (Address of Principal Executive Offices)


                                 (319) 447-5700
                                 --------------
                           (Issuer's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

ACTEL INTEGRATED COMMUNICATIONS INC. FILES FOR CHAPTER 11 BANKRUPTCY.

     Actel Integrated Communications Inc. ("Actel") filed for protection under Chapter 11 of the bankruptcy code on Wednesday April 11, 2001. Berthel Fisher & Company Leasing Inc. (The "Company") has investments in Actel and Murdock Communications Corporation ("Murdock"). The value of the Company's investments in Actel and Murdock are significantly impaired due to the Actel bankruptcy. As such, the Company has recorded a charge against results of approximately $1,349,000.





                                   SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Berthel Fisher & Company Leasing, Inc.

Date: April 23, 2001                      By: /s/ Daniel P. Wegmann
      ---------------                         ---------------------
                                              Controller